UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 22, 2008

AgFeed Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33674	20-2597168
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1095 Qing Lan Avenue

Economic and Technical Development Zone

Nanchang City, Jiangxi Province

China, 330013

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:	86-0791-2189636

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 22, 2008, AgFeed Industries, Inc. (the "Company") entered into Securities Purchase Agreements (collectively, the “Securities Purchase Agreements”) with a group of 14 institutional investors (collectively, the “Investors”) in connection with a registered direct offering of securities providing for the issuance of 1,322,836 shares of the Company’s Common Stock at price of $19.05 per share for aggregate gross proceeds of $ 25,200,025.80.

The Common Stock for the registered offering was issued pursuant to a prospectus supplement filed with the Commission on April 24, 2008, in connection with a shelf takedown from the Company’s Registration Statement on Form S-3 (File No. 333-148386) which was declared effective by the Commission on January 11, 2008.

The closing under the Securities Purchase Agreements took place on April 24, 2008. The placement agent for the sale of 797,901 shares of Common Stock at an aggregate purchase price of $15,200,014.05 was Rodman & Renshaw, LLC, which received a fee of $638,400.59 (4.2% of the gross proceeds). Additionally, the Company paid a finders fee of $350,000 to Advantage Consultants Limited in connection with the offering.

The Securities Purchase Agreements contain representations, warranties, and covenants of the Company and the Investors which are typical for transactions of this type.

This summary is not complete, and is qualified in its entirety by reference to the full text of the Securities Purchase Agreements, which are attached as exhibits to this Current Report on Form 8-K. Readers should review those forms of agreement for a more complete understanding of the terms and conditions associated with this transaction.

The provisions of the Securities Purchase Agreements, including without limitation the representations and warranties contained therein, are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended.

Item 7.01	Regulation FD Disclosure.

On April 28, 2008, the Company issued a press release announcing the completion of the financing. A copy of the press release is attached hereto as Exhibit 99.1. That exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

The percentage of shares of the Company's common stock beneficially owned by the Company's directors, executive officers and 5% stockholders, as reported in the proxy statement for the Company's Annual Meeting of Stockholders to be held on June 3, 2008, which is first being sent to stockholders of record on the record date (April 14, 2008) beginning on April 29, 2008, are revised to reflect the completion of the financing.

The following table sets forth the current percentages of shares beneficially owned as of the date hereof:

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned

Good Energy Enterprise Ltd. 601 #1 Gate, 9th Building Shangyin-Yuan, Star River Panyu District Guangzhou, China 510000	2,228,541	6.96%

Directors and Named Executive Officers
Junhong Xiong	4,036,074	12.61%
Feng Zhou	1,885,674	5.89%
Zhengru Xiong	1,885,674	5.89%
Yunlin Zheng	1,885,674	5.89%
Songyan Li	1,766,328	5.52%
Fredric W. Rittereiser	2,100	*
Arnold Staloff	1,000	*
Liangfan Yan	0	*
Lixiang Zhang	0	*

All officers and directors as a group (10 persons)	11,462,524	35.81%
Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
10.14	Securities Purchase Agreement dated April 22, 2008.
10.15	Securities Purchase Agreement dated April 22, 2008.

99.1             Press release, dated April 28, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 28, 2008

AGFEED INDUSTRIES, INC.
By:	/s/ Junhong Xiong
Junhong Xiong
Chief Executive Officer